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                                                                    EXHIBIT 99.1



                    Certification of Chief Executive Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002
                            (18 U.S.C. Section 1350)



    In connection with the accompanying Annual Report of Tri-Union Development Corporation (the "Company") on Form 10-K for the year ended December 31, 2002 (the "Report"), I, James M. Trimble, Chairman, President and Chief Executive Officer of the Company, hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:         March 31, 2003                       /s/ James M. Trimble
         ---------------------------           ---------------------------------
                                               James M. Trimble,
                                               Chairman, President and
                                               Chief Executive Officer